Exhibit 99.1
Investor Road Trip Cincinnati, Ohio June 16 - 17, 2010

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found.

Market Update Q2 business levels as anticipated Q2 book-to-bill (thru May): 1.08 Supply chain: Shortages in electronic components & PCBs Minor disruptions elsewhere Weak EUR impact (inc. correlated currencies): FY Revenue impact could be $70M - $90M FY Earnings impact could be $0.03 - $0.05 Global supply chain initiative on track $75M - $100M savings run rate by year-end 3

Market Update Acquisition pipeline Pipeline is getting stronger Could see more meaningful acquisitions in 2nd half Gulf oil spill will not have a measurable impact on results Little content in offshore applications 4 Genesis shears assisting in Gulf

Market Update Industrial Products End-markets continue to be slowest to recover; Material Handling showing modest improvement as expected Engineered Systems Product ID remains solid and refrigeration equipment markets remain seasonally strong Fluid Management Business remains healthy driven by market share gains and NA rig count (up 21% YTD, 72% TTM) Electronic Technologies Business remains strong driven by demand for new wave of consumer electronics, design wins and new products 5

Positioning for Growth Areas of Focus to Create Shareholder Value 6 More Disciplined Capital Allocation Capturing Benefits of Common Ownership

Positioning for Growth Organic growth: Geographic expansion New product development Market share gain 7

Leading market positions, strong industrial brands Value-added in engineering, design and marketing Intense customer intimacy Application-specific innovation, creating value for customers Sustainable growth, exposure to tailwinds and growth drivers Longer product life cycles with evolutionary technology shifts Electronic Technologies (18%) Fluid Management (22%) Industrial Products (28%) Engineered Systems (32%) Healthy Portfolio Positioned for Growth 8

Increased living standards Infrastructure build-out Manufacturing/LCC capabilities International/ BRIC growth Global energy demand Increased demand, depleting resources Renewable energy technologies Emerging market growth Sustainability Energy efficiency Environmentally friendly products Recycling Clean energy Consumer product safety Product identification Traceability Food safety Communications Mobile devices Defense spending/ geopolitics Infrastructure Significant Exposure to a Number of Favorable Global Macro Growth Trends - 'Tailwinds'' 9

ESG - Product Innovation Alternative "green" (solar) energy source Saves haul costs, truck emissions by compacting trash + call for pick-ups only when full New "Green" Compactor Product Emissions Reducing Solar Waste Compactor New solar & electric hybrid powered self contained solutions Pick-up when full by remote fullness monitoring Customer(s): Chick-fil-A restaurant chain Arizona State University Benefits 10

TWG - Geographic Expansion ZOOMLION China Crane Monitoring US Technology Driving Opportunity in China First platform for TWG safety controls in China ZOOMLION recognized our leading technology Benefits Develops relationship with major china based crane manufacturers Potential opportunity to sell supporting geared solutions 11

Hill PHOENIX - Business Development Target announces a huge refrigeration remodel program HP (through Tyler acquisition) meets with Target to explore how we can assist December 2009 Target signs agreement with HP to manage over 80 large remodels March 2010 The 1st round of HP remodeled stores open April 2010 Target asks HP if we can take on more geography and stores More to come 12

SWEP - Business Development Increase brazed heat exchanger market share Best-in-class and proactive global quality Vigorous global customer support Manufacturing on three continents Leverage technical expertise Relentless cost improvements Build on Strengths Business Drivers: Global warming / climate change Increasing value of energy efficiency 13

SWEP - Business Development Global customers with localized needs Next Generation energy & environmental trends & rules Tap water heating Emerging Trends Our Response Locations (pre 2009) Pune, India; Kuala Lumpur; Sydney China - Guangzhou, Shanghai, Beijing, Chengdu & Suzhou Sales offices added in 2009 India - Ahmedabad & Bangalore China - Dalian & Xian Planned for 2010 India - Delhi, Mumbai China - Xiamen, Yantai + 1 more Australia - Melbourne + Sydney Country dealers Thailand, Indonesia, Singapore, Vietnam, Taiwan, Korea, New Zealand 14

US Synthetic - Market Share Gain Technology Adoption PDC bits displace traditional rolling cone bits: Diamond cutting structure replaces steel and tungsten carbide. Improved durability and better bit stability. Large gains in shale plays and horizontal drilling, both of which are growing. PDC Adoption Room for growth in N.A. Big opportunity in China & Russia For PDC adoption 15 North American Market China Market

US Synthetic - Market Share Gain Share Gain PDC Share Current estimated share Share 18 months ago In drilling, the best performance wins. We re-win our business every day. Recent share gains are a result of a faster innovation cycle and improved product performance. Share gained not only against our competition, but also the success of our customers vs. those who use other PDC suppliers. 16

Knowles - Technology & Capacity Expansion Relentless focus on improving core technology Shrink product footprint Improve quality Provide unparalleled service Keep up with growing demand Continue to grow capacity Constant focus on productivity Be near customer All manufacturing in Asia 17

Consumer Electronics Mobile Phone DSC / DVC Other (MP3, Gaming, etc) Laptop/Notebook Knowles - Technology Expansion 18

Result: SiSonic(tm) Volume and Scale Capacity expansion and productivity activities have enabled SiSonic(tm) production volumes to keep pace with demand 1,000,000,000th SiSonic(tm) shipped 19

DEK - Market Expansion Leveraging DEK capabilities for organic growth in Solar process solutions Adapt printing process expertise to related application Capitalize on modular engineering design to effectively manufacture product Global infrastructure (especially in China) allows us to serve customers seamlessly 20

DEK - Market Expansion Solar Cell is a Rapid Growth Market DEK's Solar Growth is Outpacing the Market Est. 2009 revenue: ~$600M CAGR +30% China fastest growing marketplace Germany highest installed base Top 5 customers: First Solar, Suntech,Q-Cells, Sharp, JA Solar Accuracy Lead time Support infrastructure People 21

Focused on Total Customer Satisfaction 22 Positive Displacement Pump Customer Value Enhancement of the Year Distinguished Supplier Award Ozone Layer Protection Award 2009 Global Supplier Award Distinguished Partner Award Supplier Continuous Quality Award

Thank You

OPW Fueling Components 24

OPW History 25 1892 Founded 1961 Acquired by Dover 1986 Divided into standalone companies Knappco - 1997 Midland - 1998 (Acquired by Dover 1994) Sure Seal - 1999 Beltech - 2000 Epsilon - 2005 Hiltap - 2008 Pomeco - 1991 Sherex - 1991 Hasstech - 1995 Petrovend - 1998 (Acquired by Dover 1988) Brevetti Nettuno - 2000 Environ Holdings - 2006 LOADING SYSTEMS CARGO TANK RETAIL & COMMERCIAL FUELING EQUIPMENT OPW ENGINEERED SYSTEMS MIDLAND CIVACON SURESEAL ACQUISITION HISTORY ACQUISITION HISTORY FUELING CONTAINMENT SYSTEMS FUEL MANAGEMENT SYSTEMS FUELING COMPONENTS GROUP FORMED IN 1998 25

OPW Global Mission 26 (tm) Revolutionizing fueling operations globally by optimizing safety, efficiency, reliability, and environmental sustainability through innovative fuel handling and information management solutions. Environmental Sustainability is a Cornerstone of OPW's Purpose & Product Offering

DOVER FLUIDMANAGEMENT

OPW A DOVER COMPANY

OPW's Three Business Units

FCC
ABOVE GROUND PRODUCTS

OPW above ground fueling components & systems, set the industry standard in selection, performance, durability and reliability.



Conventional Products



Vapor Recovery Products



Vapor Recovery Systems



Aboveground Storage Tank Equipment



CleanEnergy Fueling Equipment

FCS
BELOW GROUND PRODUCTS

Environmentally secure underground fuel delivery & containment solutions designed to help protect the well-being of people and the environment.





Piping & Containment Systems





Underground Storage Equipment

FMS
ELECTRONIC SYSTEMS

Innovative and reliable electronic tank gauges and fuel control systems designed to ensure that customers know how much fuel they have and where it is going.





Fuel Control Systems


OPW



Tank Gauges

27

OPW Global Operations 28 Sales Offices • • Manufacturing Facilities: U.S., South America, Europe & Asia • • • • • • Chicago, IL Cincinnati, OH Smithfield, NC Mexico City, Mexico Itatiba, Brazil Klasterec, Czech Republic Krakow, Poland Beijing, China Shanghai, China Chengdu, China Suzhou, China Taipei, Taiwan Manila, Philippines Mumbai, India • • Engineering Center Chennai, India • OPW Global Operations

Macro-Level: Growth Drivers for OPW 29 GLOBAL INFRASTRUCTURE GROWTH & ENERGY DEMAND INCREASING USE OF ALTERNATIVE FUELS GROWING DEMAND FOR AUTOMATION AND ASSET ACCOUNTABILITY INCREASING ENVIRONMENTAL REGULATIONS & SAFETY COMPLIANCE All four drivers are trending positive for OPW Trending will remain positive for years to come Trends are evident in all regions of the world

OPW Core Competencies and Competitive Advantage 30 Breadth of Product Global Footprint Operational Excellence Product Development & Innovation 30

DOVER FLUIDMANAGEMENT
OPW
A DOVER COMPANY

What's New at OPW

New larger facility in Suzhou, China



- OPW moving lines to China
- Positioned to capture market growth
- Moved in to new facility Q3 2009

Double Wall EDGE™ Spill Container

- Higher Level of Environmental Security
- Replaceable without Excavation
- Launched: Q2 2008



New facility in Chennai, India



- Nozzles, accessories & CNG
- Positioned to capture market growth
- Moved in to new facility Q4 2009

Next Gen CVS2:



- Centralized Stage II Vapor Recovery
- Lowest Total Cost of Ownership
- Launch date: Q3 2010

Loop System of Piping & Containment

- Plug & Play piping system
- Solid Intellectual Property
- Launched: Q2 2008



PetroLink, RFID Fleet System



- Targeted for world market
- Rapidly growing fleet segment
- Launched: Q2 2010

21Gv™ ORVR Nozzle



- OVRV Compatible Technology
- Reduces vent emissions
- Launched: Q2 2008

21Ge™ Ethanol Equipment:



- First and only UL E85 approved
- Nozzle, swivel, breakaway, shear valve
- Launched: Q2 2010

31

Lean Initiative: Enterprise-Level Reduction of Complexity 32 Divested OPW UK completed 02/09 Took Contingency Actions to resize OPW FC completed 03/09 Re-Organization in US 6 BU structure to 3 BU's completed 03/09 Consolidated 2 Latin American sales teams into 1 completed 08/09 Facility Rationalization: 4 facilities to 3 in US completed 09/09 Consolidated 2 US Technical Service teams into 1 completed 09/09 Consolidated OPW FC & FTG in Brazil, India, China completed 09/09 Consolidating 2 US sales teams to 1 sales team July 2010 Product Line Rationalization & Profitability analysis December 2010 Oracle across OPW FCG, leverage OPW FTG's Oracle December 2010

Benefits of Common Ownership 33 Dover Strategic Sourcing Initiative Target of $2.0M+ annual savings for OPW Dover China Regional Headquarters Helped OPW's move in 2009, OPW is moving into Dover Beijing office in 2010 Dover INTEGRITYCOUNTS Comprehensive and effective compliance processes DFM Technology & Remote Monitoring OPW FMS, FB, & Vectron sharing technology for new products DFM Chennai India Faster time to market, with manufacturing in India, via shared facility DFM Moscow Office Faster time to market, OPW opened Sales office via shared facility OPW China & OPW Brazil, shared facilities, reducing overhead China: OPW FTG, Colder, & De-Sta-Co, Brazil: OPW FTG & Heil Trailer Shared back office, reducing overhead OPW FC & OPW FTG sharing the same Oracle infrastructure

Outlook for the Future 34 Global market trends driving growth in our business: Infrastructure Growth, Energy Demand Environmental Regulations & Safety Compliance Automation, Asset Accountability & Control Significant growth in the emerging economies Ahead of the curve and ready for alternative and future fuels Robust processes deployed to drive operational excellence & business simplification Solid strategies in place to facilitate global expansion & organic growth Outlook for OPW Fueling Components is sustainable, profitable growth

35 35

36 DOVER INVESTORS DAY PRESENTATION

Ceramic & Microwave Products General Overview Communications based specialty products for aerospace, military, medical, and telecommunication markets Engineered components and subsystems based on RF and microwave capacitors, filters, and switches Program and design win driven 37 We are a leading global provider of mission critical engineered electronic components, and subsystems. Comprised of eight operating companies and nine manufacturing locations that are:

Ceramic & Microwave Products 38 Hi-Q capacitors, thin film filters, heat sinks Low insertion loss, Hi-reliability switches & switch matrices Microwave & RF filters, switch filter banks & multifunction assemblies High performance capacitors; Hi-voltage, Hi-reliability & Hi-Temp Cosite interference solutions; agile filters, ICE & analysis services High performance capacitors, EMI filters & planar arrays, EU focus Precision & 1/2 turn trimmer capacitors & special NM components BSC Microwave & RF filters, European market focus 275 Years of Service DLI Dow-Key K&L Microwave Novacap Pole/Zero Syfer Voltronics

Enabling Communication & Signal Control Military, Medical, Telecom & Industrial Markets Engineered applications requiring design Usually single source, or one of two sources 39

CMP Products 40 40 11% Switches 42% Capacitors 31% Microwave & RF Filters 16% ICE, MFA & Matrix Milcoms, space, test equipment Military Communications Anti-IED, EW, Mil Radio, Radar, Telecom Infrastructure Mil Radio, Medical Implant, MRI, Telecom Infrastructure, Industrial Equipment

CMP Markets 41 9% Medical All Markets Driven by Engineering Design Wins 10% Industrial 23% Telecom Infrastructure 58% Military & Space 7% China 9% Asia 15% Europe 69% NAFTA

CMP Markets 42 42

43 DOVER INVESTORS DAY PRESENTATION

General Overview 44 Specialize in the design and manufacture of custom microwave and radio frequency filters used to segregate frequencies 85% of product is used in military communications, electronic warfare and radar systems 40 years of expertise in creating innovative filtering solutions 380K Products Shipped in 2009 Facilities in MD and Dominican Republic $50M in revenue, 460 employees

General Overview 45 K&L filters and assemblies are used in many of today's military electronic warfare systems Cavity filters and assemblies are integrated into Cellular base stations Filter Switched Filter Military Electronic Warfare System Cavity Filters and Assemblies Motorola Universal Base Station

Programs We Support 46 DDG-51 Base Stations DDG-1000 F-22 ESSM GPS III CREW SL-AMRAAM PATRIOT F-35 EA-18G Test Equipment

Future Revenue Generators 47 Space Flight Filters Approximate Filter Market $100 Million K&L has substantial heritage to build on Significant In-House Testing Capability Automated Test Equipment High sell price Significant synergy opportunity with Dow-Key Tunable Multicoupler Used to combine radios where limited antenna space available Market estimated at $50 Million annually Limited competition

Trends That Will Help Us Grow 48 Need to operate communication equipment in presence of Anti-IED jammers Filtering solutions clear frequency spectrum for communications Increasing presence in space market segment K&L's extensive In-House testing capability and space heritage give us leverage Advancements in test systems requiring more complex filtering solutions Chip transceiver manufacturers all required to complete testing Specialized test systems require extensive filter content Leverage of CMP sales infrastructure to accelerate global expansion

What's New 49 Increased waveguide design capability for high frequency & more exotic filters Filters for testing extremely low Passive Intermodulation levels of Base Stations "Mixed Technology" applications combining properties of multiple filter topologies

50 DOVER INVESTORS DAY PRESENTATION RF Cosite Communication Solutions

General Overview Specialize in mitigation of interference caused by the simultaneous operation of many collocated radios 95% of business is in the military communications market. Founded in 1989, acquired by Dover in 2007 $35M in revenue, 170 employees 51

Our Integrated Cosite Equipment (ICE) can be found on most military command and control platforms General Overview Pole/Zero filters are integrated into many of today's military radios 52 PZ filter Military Radio PZ filter P-8 Aircraft

Programs We Support 53 LCS P-8 BAMS CV-22 RRSVS TACP FALCON II VH-71A E-2D A2C2S JSTARS DMR E-6B

Future Revenue Generators P-8 Aircraft 100 domestic aircraft through 2020 = $100M revenue Substantial international sales expected 54 Tactical Air Control Party (TACP) 800 domestic systems = $30M revenue 25% Synergy content (K&L & Dow-Key) Substantial international sales opportunities E-2D Aircraft 70 domestic aircraft through 2020 = $70M revenue Substantial international sales expected

Trends That Will Help Us Grow Battlespace Awareness & Network Centric Battlefield initiatives are driving up radio density on Military platforms Creates increased bandwidth congestion and need for PZ solutions PZ's extensive Product Portfolio addresses the Military shift toward the 75% solution (existing cost effective, proven solutions that meet the basic requirements) Key programs are in the priority segments of the military budget - Battlespace Awareness & C4ISR, Primary programs are well funded and supported Leverage of Dover sales infrastructure to accelerate global expansion 55

DOVER INVESTORS DAY PRESENTATION 56

Who is Hydro? Manufacturer of proportioning and dispensing equipment for the specialty chemicals industry Global leader in a truly niche market $15M $75M sales since Dover acquired in 1997 Manufacturing in U.S., Europe, Brasil, Australia, China Sao Paulo, Brasil Bracknell, England Sydney, Australia Shanghai, China Cincinnati, Ohio 57

What Do We Make and Where Is It Used? Bottle and Bucket Filling Systems Foam Cleaning Vehicle Care Animal Care Water Treatment Sink Systems Mobile Floor Care 58

Channel to Market Channel to Market 59

What Are We Truly Great At? Market leading design and innovation Speed to launch (from ideation) Manufacturing response and flexibility Note: Annual spend on R&D averages 6-7% of sales. 60

Trends Supporting Growth Rising global sanitation standards Green movement, Sustainability, Water conservation Economics of dispensed chemicals (concentrates) Note: Hydro was one of two Dover companies with organic growth in 2009. 61

What's New? WT Controller AccuPro ICS Series HydroDose Solids Dissolvers Total Eclipse 62

Lean practices and space creation $15M $60M sales, same space Nova consolidation (25,000 sq. ft.) Chemilizer acquisition (20,000 sq. ft.) Manufacturing area ownership Engaged workforce with focus on continuous improvement Tour Highlights 63

Hydro's Bounty From The "New Dover" Strategic focus on acquisitions and accelerated growth $1.2M/year in supply chain savings to bottom line (8% of PTI) Management training and development - "The Chuck Kearney Experience" 64

Remember This About Hydro Our products help keep your world clean and safe 65

Thank You